SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         April 24, 2003
                                                         --------------


                          GOLD BANC CORPORATION, INC.
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

       Kansas                      0-28936                    48-1008593
       ------                      -------                    ----------
      (State of                (Commission File            (I.R.S. Employer
    Incorporation)                  Number)              Identification Number)


                   11301 Nall Avenue, Leawood, Kansas 66211
                   ----------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code (913) 451-8050
                                                   --------------


         (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

      The Registrant today reported 2003 first-quarter earnings and other select financial data, and reconfirmed its earlier forecast of earnings per share for 2003 as described in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein. In addition, the Board of Directors of the Registrant has declared a cash dividend of $0.03 per common share. The dividend will be payable on May 12, 2003 to shareholders of record as of May 5, 2003.



Item 7.         Financial Statements and Exhibits


Exhibit Number  Description
--------------  -----------

99.1            Press Release dated April 23, 2003



                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.



                               GOLD BANC CORPORATION, INC.


Dated: April 24, 2003
                               By:  /s/ Rick J. Tremblay
                                   --------------------------------
                                   Rick J. Tremblay
                                   Chief Financial Officer